Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Transition Report of Oak Ridge Micro-Energy, Inc. (the “Registrant”) on Form 10-K /A for the period ending December 31, 2011, as filed with the SEC on the date hereof (the “Transition Report”), I, Jeffrey J. Flood, CEO, President, Secretary and Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Transition Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Transition Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 24, 2013	By:	/s/Jeffrey J. Flood
Jeffrey J. Flood, CEO, President, Secretary, Treasurer and Director